Accounts receivable	9 Months Ended
Sep. 30, 2023
Trade and other current receivables [abstract]
Accounts receivable	Accounts receivable

As at	September 30, 2023	December 31, 2022
Trade receivables	$2.3	$4.3
Total accounts receivable	2.3	4.3

Non-trade receivables	$—	$3.5
Sales taxes receivable	2.7	4.1
Other	0.8	2.4
Total other receivables	$3.5	$10.0

For product revenue, the Company estimates the amount of consideration to which it expects to be entitled under provisional pricing arrangements, which is based on the initial assay results and market prices of certain constituent metals on the date control is transferred to the customer. For the three and nine months ended September 30, 2023, the fair value loss arising from changes in estimates was $nil and $6.0 million, respectively (three and nine months ended September 30, 2022: fair value losses of $2.1 million and $2.4 million, respectively), which is included in the respective trade receivable balances. Refer to Note 3 for additional details on product revenue and fair value adjustments recognized in the period.

The Company assesses the need for allowances related to credit loss for receivables based on its past experience, the credit ratings of its existing customers and economic trends. For the three and nine months ended September 30, 2023, the Company recorded a credit loss allowance of $nil and $0.9 million, respectively, included in the Other line on the statement of loss and comprehensive loss (three and nine months ended September 30, 2022: $nil and $nil). The credit loss allowance in the nine months ended September 30, 2023 relates to a dispute with a new customer, with whom the Company has terminated its business relationship. The Company has assessed its receivables and concluded that this does not cast doubt on the collectability of trade receivables due from other customers.
Other receivables relate to interest receivable.